SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                             -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             --------------------

                                 APRIL 18, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          DOLLAR FINANCIAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

         NEW YORK                    333-18221                  13-2997911
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)



                        1436 LANCASTER AVENUE, SUITE 210
                         BERWYN, PENNSYLVANIA 19312-1288
                    (Address of Principal Executive Offices)

                                 610-296-3400
             (Registrant's telephone number, including area code)



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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

   Dollar Financial Group, Inc. (the "Company"), Dollar Financial Canada, LTD., an indirect wholly owned subsidiary of the Company (the "Acquiror"), Canadian Capital Corporation ("CCC"), Dollar Ontario LTD., an indirect wholly owned subsidiary of the Company ("Dollar Ontario"), and Gus E. Baril, Leslie A. Baril and the Baril Family Trust (collectively, the "Barils") entered into a Purchase Agreement (the "Agreement") dated as of March 31, 1997. Pursuant to the Agreement, on April 18, 1997, the Acquiror acquired from the Barils all of the outstanding capital stock of Dollar Ontario (the "Acquisition") for cash consideration of C$18.6 million (or US$13.3 million using the exchange rate of US$1.00 = C$1.397 as of April 18, 1997) plus initial working capital of approximately C$2.5 million (US$1.8 million). The Acquisition was funded with cash from the Company. The purchase price of Dollar Ontario was determined through arm's length negotiations between the Company and the Barils.

   Prior to the Acquisition, Dollar Ontario acquired CCC's Canadian check cashing and consumer financial product business, including CCC's 43 stores that operate in Ontario, Canada under the name "Money Mart". CCC's 43 stores are franchisees of National Money Mart Inc., an indirect wholly owned subsidiary of the Company.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The financial statements required by Item 7 of Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than July 3, 1997.


(b)  PRO FORMA FINANCIAL INFORMATION

     The financial statements required by Item 7 of Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than July 3, 1997.


(c)  EXHIBITS

     2.1 Purchase Agreement, dated as of March 31, 1997, among Dollar Financial Group, Inc., Dollar Financial Canada, LTD., Canadian Capital Corporation, Dollar Ontario LTD. and Gus E. Baril, Leslie A. Baril and the Baril Family Trust. The schedules to the Purchase Agreement and the exhibits thereto have been omitted. The Company will furnish supplementally to the Commission any of the schedules or exhibits upon request.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DOLLAR FINANCIAL GROUP, INC.


Dated:      May 5, 1997                      By:     /s/ Donald F. Gayhardt
                                                  -----------------------------
                                                  Donald F. Gayhardt, Executive
                                                  Vice President and Chief
                                                  Financial Officer


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                                  Exhibit Index

Exhibit
Number      Description
------      -----------

2.1 Purchase Agreement, dated as of March 31, 1997, among Dollar Financial Group, Inc., Dollar Financial Canada, LTD., Canadian Capital Corporation, Dollar Ontario LTD. and Gus E. Baril, Leslie A. Baril and the Baril Family Trust. The schedules to the Purchase Agreement and the exhibits thereto have been omitted. The Company will furnish supplementally to the Commission any of the schedules or exhibits upon request.